February 1, 2024

BNY MELLON INVESTMENT FUNDS I

BNY MELLON INVESTMENT FUNDS II, INC.

BNY MELLON INVESTMENT FUNDS III

BNY MELLON INVESTMENT FUNDS IV, INC.

Supplement to Statement of Additional Information

Effective as of the close of business on January 31, 2024, Kenneth A. Himmel no longer serves as a Board member of the funds.

The information for Mr. Himmel contained in the sections "Board Information - Information about Each Board Member's Experience, Qualifications, Attributes or Skills" and "Board Information - Board Members' Fund Share Ownership" in the Statement of Additional Information is removed in its entirety.

The information for Mr. Himmel contained in the section "Board Information - Board Members' Compensation" is supplemented to reflect that Mr. Himmel resigned as a Board member of the funds, as of January 31, 2024, and the amounts in the table reflect the fees he received from the funds in the fund complex as a Board member during each fund's last fiscal year.

GRP5-SAISTK-0224